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                                   EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Registration Statement of the Lafarge Corporation Employee Stock Purchase Plan on Form S-8, File No. 33-20865, previously filed with the Securities and Exchange Commission.




                                             /s/ ARTHUR ANDERSEN & CO.
                                             ----------------------------
Washington, D.C.,                                ARTHUR ANDERSEN & CO.
August 26, 1994



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